Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the quarterly report of Fortune Valley Treasures, Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yumin Lin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 14, 2019

	By:	/s/ Yumin Lin
Yumin Lin
Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary
(Principal Executive Officer, and Principal Accounting and Financial Officer)